Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.22U

TWENTIETH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTIETH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.

(a)Customer desires to use and CSG agrees to provide CSG’s StatHub service pursuant to the terms of the Agreement and as further described in Attachment 1, attached hereto and incorporated herein by reference, and, in accordance with the terms set forth in Attachment 1.

(b)	Schedule C of the Agreement entitled "Recurring Services" is hereby amended by adding the following to the list of Services:

CSG StatHub………..…………………………………………………………..…………….…Exhibit C-33

(c)	Additionally, Schedule C, "Recurring Services," is hereby amended by adding Exhibit C-33, "CSG StatHub," attached to this Amendment at Attachment 1, and incorporated herein by reference.

(d)

As of the Amendment Effective Date, Schedule F, Fees, Section IV. Ancillary Products and Services, Subsection A. Titled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services” is hereby amended to add a new Subsection 16. titled “CSG StatHub,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
16. CSG StatHub
a)Start-up (Note 1) (Note 2)	********	******
b)Support and Maintenance Fee (Note 4)	*******	(Note 3)

Note 1: The specific terms for Customer’s initial Start-up and Support Fees for the statistical data associated with CSG SmartLink® BOS, SSID and ENI Services are set forth in that certain “Letter of Authorization For: StatHub” executed by CSG and Customer to be effective as of April 15, 2015 (CSG document no. 4104822).

Note 2:  Start-up services, including development and associated fees, for future functionality to the CSG StatHub tool shall be set forth in mutually agreed Statements of Work.

Note 3: CSG shall provide *** (**) ***** of support per *****.  Customer shall pay for the *** (**) ***** of CSG support using ******* ***** from ********’* ******* ********** **** as defined in the Agreement and therefore Customer’s ****** ******* ********** shall be decremented by *** (**) ***** each ***** Customer is using this Service.  Any unused service hours for support not used in any given ***** shall be *********.  Additional fees will be invoiced for hours exceeding this ******* limit and will be set forth in a separate Statement of Work or Letter of Authorization.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 4:  The ******* support fee consists of ***** ***** **** *** ******** ********, ******** ************ and ****** *****.

(e)

StatHub is a **** *** business function for business continuity plans (BCP) and disaster recovery purposes.  Consequently, Attachment A to Exhibit C-1 of the Agreement titled “CSG Systems, Inc. Business Continuity/Disaster Recovery Plan” is amended to list CSG StatHub under the list of services with BCP coverage as **** ***.

2.

(a)Customer desires to use, and CSG desires to provide to Customer, the CSG Vantage® Plus reporting application pursuant to the terms of the Agreement and as further described in Attachment 2, attached hereto and incorporated herein by reference, and, in accordance with the terms set forth in Attachment 2.

(b)	Schedule C of the Agreement entitled “Recurring Services” is hereby amended by adding the following to the list of Services:

CSG Vantage® Plus………………………………………………………………………..Exhibit C-34

(c)	Additionally, Schedule C, “Recurring Services,” is hereby amended by adding Exhibit C-34, “CSG Vantage® Plus,” attached to this Amendment at Attachment 2, and incorporated herein by reference.

(d)	Customer desires to receive, and CSG agrees to provide to Customer, ******* (**) Vantage Plus relational report tables.

(e)

As of the Amendment Effective Date, Schedule F, Section IV. Ancillary Products and Services, Subsection A. titled “Ancillary Services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” is hereby amended to add a new Subsection 17. titled “CSG Vantage® Plus Relational Report Tables,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
17.CSG Vantage® Plus Relational Report Tables
a)Implementation fee (Note 1)	********	*****
b)Vantage Plus Relational Report Table support fee (per ******, per ********) (Note 2)	*******	$******

Note 1: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

Note 2:  ******* (**) report minimum per ********.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

3.

(a)Customer has requested, and CSG has developed based upon Customer’s specifications, a process to support the processing of recurring payment files provided to CSG by Customer (such process to be known as “Comcast Recurring Payment Gateway (RPG)”).

(b)

As of the Amendment Effective Date, Schedule F, Section IV. Ancillary Products and Services, Subsection A. titled “Ancillary Services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” is hereby amended to add a new Subsection 18. titled “Comcast Recurring Payment Gateway (RPG),” as follows:

Description of Item/Unit of Measure	Frequency	Fee
18.Comcast Recurring Payment Gateway (RPG)
a)Implementation fee (Note 1)	********	*****
b)Support Fee (Note 2) (Note 3)	*******	$*********

Note 1: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

Note 2:  The ******* Support Fee is limited to *** ******* ***** (***) ***** per *****.  Of the *** ******* ***** (***) ***** included in the ******* Support Fee, ******* (**) ***** shall be utilized for the ***** ****** ********* ******* ** *** ********** of ********* ******* *****, and, thereafter, an ********** **** (*) ***** will be utilized per ******

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

***** until the *** ******* ***** (***) ***** per ***** are utilized.  Additional fees will be charged for hours exceeding this ******* limit and will be set forth in a separate Statement of Work or Letter of Authorization.

Note 3:  The ******* Support Fee covers:

•***** work effort/level of effort to monitor/trouble shoot the ***** ***** related to the RPG project.

•	**** work effort to ensure the distribution of the ***** runs on schedule on a ***** basis and includes monitoring and troubleshooting for the ***** files.
•	Maintenance/troubleshooting for ***** and *********. Includes support of Customer questions and internal questions as well as release testing.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

4.

Upon the Effective Date, Schedule P to the Agreement shall be deleted in its entirety and replaced with the new Schedule P attached to this Amendment at Attachment 3, and incorporated herein by this reference.

5.

(a)Customer desires to utilize the services of CSG’s Professional Services Group to design, develop, and implement account transfers custom rules engine edits (“CRE”) solution relating to (1) out of system transfer notification, (2) enforcement of bill stop and date match on account transfer disconnect orders, and (3) various transfer edits.

(b)

As of the Amendment Effective Date, Schedule F, Fees, Section IV. Ancillary Products and Services, Subsection A. Titled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services” is hereby amended to add a new Subsection 19. titled “Account Transfers Custom Rules Engine Edits,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
19. Account Transfers Custom Rules Engine Edits (Note 1)
a)Support/Maintenance Level 1 (Individual fields, small amount of logic) (Note 2) (Note 4)	******	$********
b) Support/Maintenance Level 2 (Multiple fields, screens, and logic, small configuration changes (Note 3) (Note 4)	******	$*********

Note 1: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work between the parties (CSG document number 4109006).  In the foregoing Statement of Work, Customer has elected to receive and CSG has agreed to provide *** (*) ***** of Support/Maintenance Level * and *** (*) **** of Support/Maintenance Level * for a total annual amount of $*********, which shall be in addition to the fees provided in the Statement of Work.

Note 2:  The Support/Maintenance Level * fee is limited to ************ (**) ***** per ****.  Additional fees will be charged for hours exceeding this ****** limit and will be set forth in a separate Statement of Work or Letter of Authorization.

Note 3:  The Support/Maintenance Level * fee is limited to *********** (**) ***** per ****.  Additional fees will be charged for ***** exceeding this ****** limit and will be set forth in a separate Statement of Work or Letter of Authorization

Note 4:  The ****** Support/Maintenance Level * and Level * fees covers post deployment support, including ********* ********** ********* and ********* ******** ******** ********, CSG ********* ******* and ********* ******* ******** *********.  CSG will be responsible for resolution of Account Transfers CRE defects.  Future enhancement and changes to the Account Transfers CRE will be set forth in a mutually agreeable Statement of Work.  Future enhancements include, but are not limited to, ******** *** ******* ********* *** ** ******* **** ******* ***** **** *****.  Maintenance is intended to address production issues only and does not include pre-release testing, or any changes to the Account Transfers CRE required by the use of new features, functions, products, or substantive configuration changes.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

6.	(a)Customer desires to increase its Statement Express on-line statement archival, and CSG agrees to provide the increase of Customer’s archival, pursuant to the terms of the Agreement.

(b)

As of the Amendment Effective Date, Schedule F, Fees, CSG SERVICES, Section III., Payment Procurement, Subsection A., Direct Solutions (print and mail), Subsection X. titled “Statement Express Archival” is hereby amended to add the following:

Description of Item/Unit of Measure	Frequency	Fee
2.*********** (**) ****** of On-Line Statement Archival and Access (per **** *****) (Note27) (Note 28)	*******	$*******

Note 27: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

Note 28:  A Data Frame represents a ******* ********* **** or ****** ****** *** *** *********.  Example: A **** physical page statement would equal **** **** ******.  The ******* Data Frame charge is assessed against the ********* **** ***** ***** ********* **** ****** *****, **** ** ***** and ***** *****.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

7.

(a)Customer desires to have access to *** or **** new training system principal agent(s) (“SPA”) in Customer’s QAVA test environment, and CSG agrees to provide the new SPA(s) as part of an environment refresh process, pursuant to the terms of the Agreement.

(b)

As of the Amendment Effective Date, Schedule F, Section IV. Ancillary Products and Services, Subsection A. titled “Ancillary Services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” is hereby amended to add a new Subsection 20. titled “Environment Refresh Process” as follows:

Description of Item/Unit of Measure	Frequency	Fee
20.Environment Refresh Process (Note 2)
a)Support/Maintenance Fees (*** ***) (Note 1)	*********	$*********

Note 1: Design, development, set-up, configuration and implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

•

Note 2:  Customer may utilize the refresh capabilities up to a maximum of **** (*) times per ******** ****.  Any additional requests will require a mutually agreeable Statement of Work between the parties.  Refreshes cannot be carried over to the **** ******** ****.”

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

THIS AMENDMENT is executed on the day and year last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Joseph T. Ruble
Name: Jeur Abeln	Name: Joseph T. Ruble
Title: Senior Vice President Procurement	Title: EVP, CAO & General Counsel
Date: 3-15-2016	Date: 11 March 2016

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT 1

EXHIBIT C-33

CSG StatHub

CSG StatHub. CSG StatHub (“StatHub”) is a CSG web application that provides Customer with the ability to view operational statistics related to CSG Products and Services transactions. StatHub will provide Customer with access to view the data and queries that are part of the Service. Customer will not have direct access to Customer’s Subscriber data from StatHub. **** (*) Customer users will be allowed StatHub access at any given time.

StatHub is not subject to the standard CSG change management process and as such, CSG reserves the right to make changes to StatHub at any time without prior notification to Customer.

StatHub supports the ****** ****** and ******* ******* browsers.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT 2

EXHIBIT C-34

CSG Vantage® Plus

CSG Vantage® Plus.  CSG Vantage Plus is a reporting application that parses CCS® production reports and makes the report data available in Vantage tables for query and analysis purposes. Relational report tables are retained in the Vantage environment for ***** (*), ******** (**), and ********** (**) **** for *****, ******, and ******* generated reports, respectively.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT 3

Schedule P

Customer Authorization Schedule

CSG Document	Comcast Personnel	Title	Comment
Master Agreement & Amendments (and all categories listed below)	***** *************	EVP and Chief Procurement Officer
	**** *****	SVP Procurement
	****** *******	SVP Financial Operations, Technology and Engineering
SOW/DSOW	**** *****	Senior Vice President, Procurement
	***** *******	Senior Director of Procurement (up to $*******)
LOA	****** *********	Director of Billing	Technical Administrator
	*** *******	Sr. Director, Billing Contract Management
	********* ******	Executive Director of Software Development & Engineering
SRF	****** *********	Director of Billing	Technical Administrator
	********* ******	Executive Director of Software Development & Engineering
	*** *******	Sr. Director, Billing Contract Management
IPA	********* ******	Executive Director of Billing Systems
	*** *******	Sr. Director, Billing Contract Management
BRD	********* ******	Executive Director of Software Development & Engineering
	*** *******	Sr. Director, Billing Contract Management
Billing Disputes	*** *******	Sr. Director, Billing Contract Management
	********* *****	Director of Business Operations

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